Exhibit 10.11

Supplemental Instrument                  After recording please return to:
No Additional Debt Secured               Leslie J. Polt, Esquire
Exempt from MD Recordation Tax           Blank Rome LLP
                                         250 West Pratt Street, Suite 2201
                                         Baltimore, MD  21201

            AMENDMENT TO MASTER DEED OF TRUST, SECURITY AGREEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS
                 (Principal Indebtedness Secured - $13,000,000)

      THIS AMENDMENT TO MASTER DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), made as of the 30th day of September, 2003, by and between PHOENIX COLOR CORP., a Delaware corporation, ("Grantor") and WACHOVIA BANK, NATIONAL ASSOCIATION, as successor to FIRST UNION NATIONAL BANK, (a national banking association), as Collateral Agent ("Beneficiary" or "Agent").

                              W I T N E S S E T H:

      WHEREAS, Grantor executed and delivered to Margaret A. Byrne and Richard Matusz, as Trustees for the benefit of Beneficiary, that certain Master Deed of Trust, Security Agreement and Assignment of Leases and Rents, dated September 15, 1998 (said instrument, as amended, modified supplemented or restated, and as herein and hereinafter amended, supplemented, modified or restated, the "Deed of Trust"), which Deed of Trust was recorded on September 16, 1998, among the Land Records of Washington County, Maryland, in Liber 1439 at Folios, 642-673 securing payment of the Indebtedness described therein including, without limitation, all present and future indebtedness, liabilities and obligations of Grantor to the Beneficiary including, without limitation, the Obligations, as such term is defined under the provisions of that certain Credit Agreement dated September 15, 1998 by and among Grantor, its wholly-owned subsidiaries PCC Express, Inc. and Phoenix (Md.) Realty, LLC, and Agent; provided, however, that notwithstanding the foregoing, the Beneficiary's recovery under the Deed of Trust is limited to the sum of $13,000,000; and

      WHEREAS, Grantor is the owner of fee simple title to the real property described in the Deed of Trust, together with all improvements now or hereafter located thereon and all other Property as defined in the Deed of Trust (collectively, the "Property"), which Property is encumbered by the Deed of Trust; and

      WHEREAS, concurrently with the execution and delivery of this Amendment, the Credit Agreement, as the same has been amended from time to time, is being further amended and restated pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement dated of even date herewith (the "Restated Credit Agreement"); and


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

      WHEREAS, it is the intention of the parties hereto that the Indebtedness, including without limitation, Obligations under the Restated Credit Agreement, be secured, inter alia, by all collateral security previously granted to or for the benefit of Beneficiary, including, without limitation, the Deed of Trust, it being acknowledged that the principal Indebtedness secured by the Deed of Trust shall not be increased by these presents; and

      WHEREAS, as a condition precedent to entering into the Restated Credit Agreement and making certain other financial accommodations to Grantor, Beneficiary requires Grantor, and to accommodate that requirement Grantor desires by this Amendment, to confirm and assure that all Property and other properties, rights, interests and privileges of Grantor which are currently subject to the lien of the Deed of Trust be and constitute collateral security for the Indebtedness, including the Obligations under the Restated Credit Agreement.

      NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other valuable consideration each to the other in hand paid, receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree that the Deed of Trust is hereby amended as follows:

      1. Definitions. As used in the Deed of Trust the term "Credit Agreement" shall mean the Restated Credit Agreement, and all other documents and instruments executed and delivered in connection with the Revolving Credit under and pursuant to the terms of the Restated Credit Agreement, all as heretofore modified and as from time to time may hereafter be modified, amended, supplemented, restated or extended. Whenever the terms "Deed of Trust", "hereunder", or "herein", or like phrase, is used in the Deed of Trust, such terms shall mean the Deed of Trust, as amended by this Amendment.

      2. Reaffirmation. Grantor hereby represents and warrants to Trustee and Beneficiary that as of the date hereof each of the representations and warranties set forth in the Deed of Trust as supplemented hereby are true and correct and that no Event of Default (as such term is defined in the Deed of Trust), or any other event which with the lapse of time or the giving of notice, or both, would constitute such an Event of Default, has occurred and is continuing or shall result after giving effect to this Amendment. Grantor hereby repeats and reaffirms all covenants and agreements contained in the Deed of Trust, each and all of which shall be applicable to all of the Indebtedness secured by the Deed of Trust as amended hereby. Grantor repeats and reaffirms its covenant that all the Indebtedness secured by the Deed of Trust as amended hereby will be promptly paid as and when the same becomes due and payable.

      3. Ratification of Existing Collateral. As security for the timely payment of the Obligations (as defined in the Restated Credit Agreement) and satisfaction by Grantor (as defined in the Restated Credit Agreement) of all covenants and undertakings contained in the Restated Credit Agreement, Grantor reconfirms the prior grant, conveyance, mortgage and lien on the Property. All of the provisions, stipulations, powers and covenants contained in the Deed of Trust shall stand and remain unchanged and in full force and effect except to the extent specifically modified hereby and shall be applicable to all of the Indebtedness, Obligations and liabilities secured by the Deed of Trust as amended hereby.


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

      4. WAIVER OF JURY TRIAL. GRANTOR AND BENEFICIARY, UPON ADVICE OF THEIR RESPECTIVE ATTORNEYS, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, EXPRESSLY AND MUTUALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT, THE DEED OF TRUST OR UNDER ANY OF THE LOAN DOCUMENTS EVIDENCING THE LOANS, OR (ii) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE THIS ORIGINAL AGREEMENT OR A COPY THEREOF WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

      5. Miscellaneous.

            (a) Grantor acknowledges and agrees that the Deed of Trust as amended hereby is and shall remain in full force and effect, and that the Property is and shall remain subject to the lien and security interest granted and provided for by the Deed of Trust for the benefit and security of all the Indebtedness hereby secured. Without limiting the foregoing, Grantor hereby agrees that, notwithstanding the execution and delivery hereof, (i) all rights and remedies of Grantor under the Deed of Trust, (ii) all obligations of Grantor thereunder and (iii) the lien and security interest granted and provided for thereby are and as amended hereby shall remain in full force and effect for the benefit and security of all the Indebtedness hereby secured, it being specifically understood and agreed that this Amendment shall constitute and be, among other things, an acknowledgement and continuation of the rights, remedies, lien and security interest in favor of Trustee and Beneficiary, as the case may be, and of the obligations of Grantor to Beneficiary, which exist under the Deed of Trust as amended hereby.

            (b) This Amendment contains the entire understanding of the parties with respect to the subject matter contained herein and may not be modified or amended except in writing signed by Grantor and Beneficiary.

            (c) Express waiver by Beneficiary of any power, right, remedy, obligation or duty shall not under any circumstances be deemed to constitute a waiver of Beneficiary's powers, rights or remedies upon the later occurrence or reoccurrence of any event, transaction or matter. No course of dealing between Grantor and Beneficiary shall operate as or be deemed to constitute a waiver of Beneficiary's rights hereunder or affect the duties of obligations of Grantor.

            (d) All rights, remedies and privileges granted to Beneficiary hereunder shall be cumulative and concurrent with those available to Beneficiary under any other agreement referred to herein or held by Beneficiary or under any applicable law.


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

            (e) To the extent any provision hereof may be held invalid or unenforceable, as a matter of law, the remaining provisions hereof shall continue in full force and effect.

            (f) This Amendment shall be governed by and interpreted in accordance with the laws of the State of Maryland.

            (g) Grantor agrees to execute, deliver and cause to be recorded such additional documents as are required or as shall be reasonably requested by Beneficiary to cause this Amendment to be recorded and/or to effectuate the purposes of this Amendment, all at Grantor's sole cost and expense.

            (h) The provisions hereof shall be binding upon and shall inure to the benefit of Grantor, Beneficiary, and their respective heirs, executors, successors and assigns.

            (i) Grantor consents to the jurisdiction of the federal and state courts of Maryland in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. Grantor agrees to accept service of process by certified mail, return-receipt-requested, and agrees that service is deemed complete upon mailing by Beneficiary or its counsel any motions, orders, complaints or pleadings.

            (j) This Amendment may be executed and delivered in counterparts.

            (k) Grantor, by execution of this Amendment hereby acknowledges receipt of a true copy of this Amendment.

      IN WITNESS WHEREOF, the parties have hereby executed and delivered this Amendment the day and year first above written.

                                         GRANTOR:
                                         PHOENIX COLOR CORP.


                                         By:       /s/ Edward Lieberman
                                                --------------------------------
                                         Name:     Edward Lieberman
                                                --------------------------------
                                         Title:    Chief Financial Officer
                                                --------------------------------

                                         AGENT:
                                         WACHOVIA BANK, NATIONAL ASSOCIATION


                                         By:       /s/ Margaret A. Byrne
                                                --------------------------------
                                         Name:     Margaret A. Byrne
                                                --------------------------------
                                         Title:    Vice President
                                                --------------------------------


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COMMONWEALTH OF PENNSYLVANIA    :

                                :SS.

COUNTY OF PHILADELPHIA          :

      I HEREBY CERTIFY that on this 30th day of September, 2003, before me, the undersigned Notary Public, personally appeared Edward Lieberman, and acknowledged himself to be the CFO of Phoenix Color Corp., a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained by signing the name of PHOENIX COLOR CORP.

      IN WITNESS MY Hand and Notarial Seal.


                                                 /s/ Carolyn Elliott      (SEAL)
                                            ------------------------------
                                            NOTARY PUBLIC

My Commission Expires:

      [Seal] Jan. 8, 2004
------------------------------

COMMONWEALTH OF PENNSYLVANIA    :

                                :SS.

COUNTY OF PHILADELPHIA          :

      I HEREBY CERTIFY that on this 30th day of September, 2003, before me, the undersigned Notary Public, personally appeared Margaret A. Byrne, and acknowledged himself to be the VP of WACHOVIA BANK, NATIONAL ASSOCATION, a national banking association, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained by signing the name of WACHOVIA BANK, NATIONAL ASSOCIATION.

      IN WITNESS MY Hand and Notarial Seal.


                                                 /s/ Carolyn Elliott      (SEAL)
                                            ------------------------------
                                            NOTARY PUBLIC

My Commission Expires:

      [Seal] Jan. 8, 2004
------------------------------

            I hereby certify, pursuant to Section 3-104(f) of the Real Property Article that this instrument has been prepared under the supervision of the undersigned Maryland attorney.


                                                  /s/ Leslie J. Polt
                                            -------------------------------
                                            Leslie J. Polt
                                            Blank Rome LLP
                                            250 West Pratt Street
                                            Baltimore, MD  21201
                                            (410) 659-3941